                                                                    Exhibit 10.9

                   NOTICE OF INCREMENTAL FACILITY COMMITMENT


     AMERICAN TOWERS, INC., a Delaware corporation, AMERICAN TOWER, L.P., a Delaware limited partnership, VERESTAR, INC., a Delaware corporation, TOWERSITES MONITORING, INC., a Delaware corporation and AMERICAN TOWER INTERNATIONAL, INC., a Delaware corporation (collectively, the "Borrowers"), in connection with that
                                            ---------
certain Amended and Restated Loan Agreement dated January 6, 2000 (as amended, modified, restated or supplemented from time to time, the "Loan Agreement") by
                                                             --------------
and among the Borrowers, the Lenders signatory thereto (collectively, the "Lenders"), the Issuing Bank (as defined therein) and Toronto Dominion (Texas),
 -------
Inc., as administrative  agent (the  "Administrative Agent"),  hereby certifies
                                      --------------------
that:

         1. As of the date hereof, the Borrowers have obtained an agreement to provide an Incremental Facility Commitment in the aggregate amount of two hundred fifty million and no/100s dollars ($250,000,000.00) from the financial institutions set forth in Schedule 1 attached hereto in such amounts as set
                          ----------
forth in Schedule 1 attached hereto (collectively, the "Term Loan C
         ----------                                     -----------
Commitments", and individually, a " Term Loan C Commitment"). Within thirty (30)
-----------                         ----------------------
days from the date hereof, financial institutions may provide additional Term Loan C Commitments provided that, (a) the aggregate amount of all Term Loan C
                   --------
Commitments will not exceed, in the aggregate, THREE HUNDRED MILLION AND NO/100s DOLLARS ($300,000,000.00), (b) such financial institutions execute a supplemental signature page to this notice, and (c) no financial institution's existing Term Loan C Commitment shall be increased or decreased without such financial institution's consent. At any time an additional Term Loan C Commitment is provided within the thirty-day period, Schedule 1 hereto will be modified accordingly and each financial institution's pro rata share of the Term Loan C Commitment shall be modified accordingly. The terms for repayment of the loans (the "Term Loan C Loans") made pursuant to the Term Loan C Commitment are
            -----------------
set forth on Schedule 2 attached hereto.
             ----------

         2. All of the representations and warranties of the Borrowers made under the Loan Agreement (including, without limitation, all representations and warranties with respect to the Restricted Subsidiaries) are on the date hereof, and will be as of the effective date of such Term Loan C Commitment, true and correct in all material respects after giving effect to any update to information provided to the Lenders in accordance with the Loan Agreement, except to the extent previously fulfilled, to the extent subsequently inapplicable or to the extent that such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct on such earlier date.

         3. There does not exist, on this date, and there will not exist after giving effect to the Term Loan C Loans, any Default or Event of Default under the Loan Agreement.

         4.    Set forth on Schedule 3 attached hereto are revised projections
                            ----------
which demonstrate the Borrowers' ability to timely repay the Loans, including the Term Loan C Loans, and to timely comply with the covenants contained in Sections 7.8, 7.9, 7.10 and 7.11 of the Loan Agreement.


         5.    The Lenders having Term Loan C Commitments (the "Term Loan C
                                                                -----------
Lenders") signatory hereto agree that, upon signature hereof, in their capacity
-------
as Term Loan C Lenders, they are bound under the Loan Agreement, as modified by the terms hereof, as "Lenders" (as defined therein).
                      -------

         6. This Notice of Incremental Facility Commitment constitutes a Loan Document. The Loan Agreement shall hereafter be deemed amended and modified as necessary to incorporate the terms and conditions applicable to the Term Loan C Commitment which is the subject of this Notice of Incremental Facility Commitment. The parties hereto agree that the Term Loan C Loans shall be an "Incremental Facility" as defined in the Loan Agreement.
 --------------------

         Capitalized terms used in this Notice of Incremental Facility Commitment and not otherwise defined herein are used as defined in the Loan Agreement.


                 [Remainder of Page Intentionally Left Blank]

         IN WITNESS WHEREOF, the undersigned, acting through an Authorized Signatory, has signed this Notice of Incremental Facility Commitment on the 26th day of October, 2001.


BORROWERS:                     AMERICAN TOWERS, INC., a Delaware corporation


                               By:______________________________________________
                                  Name:  Joseph Winn
                                             Chief Financial Officer

                               AMERICAN TOWER, L.P., a Delaware limited partnership

                               By ATC GP Inc., its General Partner


                               By:______________________________________________
                                  Name:  Joseph Winn
                                             Chief Financial Officer


                               VERESTAR, INC., a Delaware corporation


                               By:______________________________________________
                                  Name:  Joseph Winn
                                             Chief Financial Officer


                               TOWERSITES MONITORING, INC., a Delaware
                               corporation


                               By:______________________________________________
                                  Name:  Joseph Winn
                                             Chief Financial Officer

                               AMERICAN TOWER INTERNATIONAL, INC., a
                               Delaware corporation


                               By:______________________________________________
                                  Name:  Joseph Winn
                                             Chief Financial Officer

Affirmation of Guarantors: Each of the Guarantors listed on Schedule 3 attached
                                                            ----------
hereto, by affixing their signature hereto, affirm that the Term Loan C constitutes an Obligation under the Loan Agreement and the other Loan Documents, including the Guarantees and that all Collateral pledged by them continues to secure all of the Obligations (including the Term Loan C Loans) of the Borrowers, the Restricted Subsidiaries and any other Guarantors.


                               For each of the Guarantors listed on Schedule 3 attached hereto:


                               By:______________________________________________
                                  Name:  Joseph Winn
                                  Title:

LENDERS:                       TORONTO DOMINION (TEXAS), INC., as
                               Administrative Agent and as a Lender


                               By: ____________________________________________
                                   Name: ______________________________________
                                   Title: _____________________________________


                               THE CHASE MANHATTAN BANK, as a Lender


                               By: ____________________________________________
                                   Name: ______________________________________
                                   Title: _____________________________________


                               CREDIT SUISSE FIRST BOSTON, as Lender


                               By: ____________________________________________
                                   Name: ______________________________________
                                   Title: _____________________________________


                               By: ____________________________________________
                                   Name: ______________________________________
                                   Title: _____________________________________


                               GENERAL ELECTRIC CAPITAL CORPORATION, as a Lender


                               By:_____________________________________________
                                  Name: _______________________________________
                                  Title: ______________________________________

                                  Schedule 1
                                  ----------

                    List of Incremental Facility C Lenders
                    --------------------------------------

Name:                                                       Commitment:
----                                                        ----------
Toronto Dominion (Texas), Inc.                              $75,000,000.00
Credit Suisse First Boston                                  $75,000,000.00
General Electric Capital Corporation                        $50,000,000.00
The Chase Manhattan Bank                                    $50,000,000.00

                                  Schedule 2
                                  ----------

Incremental
Facility Amount:        Up to $300,000,000 ("Term Loan C")
                                             -----------


Purpose: Proceeds may used (a) to fund capital expenditures as permitted in the Loan Agreement, (b) to finance acquisitions and investments as permitted in the Loan Agreement, (c) to finance operations of its Restricted Subsidiaries and (d) for general corporate purposes.

Loans: The Incremental Facility Lenders having Term Loan C Commitments (the " Term Loan C Lenders") agree severally, and not jointly, upon the terms and subject to the conditions of this Notice and the Loan Agreement to lend to the Borrower, in up to three separate advances, each of which must be at least $100,000,000.00 or a multiple thereof, on or from time to time after the effective date of the Term Loan C Commitments, amounts which do not exceed, (i) in the aggregate at any one time outstanding, the Term Loan C Commitments and, (ii) individually, such Term Loan C Lender's Term Loan C Commitment, in each case, as in effect from time to time; provided, however that amounts repaid under the
                              --------  -------
                        Term Loan C Commitments may not be reborrowed.


Conditions Precedent:   The obligation of the Term Loan C Lenders to undertake
                        the Term Loan C Commitments, and the effectiveness of the Term Loan C Commitments are subject to the prior or contemporaneous fulfillment of each of the following conditions:

                              (a) The Administrative Agent and the Term Loan C Lenders shall have received each of the following:

                                     (i)     Notice of Incremental Facility
                        Commitment, duly executed by the Borrowers, the Restricted Subsidiaries and the other Guarantors;

                                     (ii)    duly executed Term Loan C Notes;

                                     (iii)   all such other documents as either
                        the Administrative Agent or any Term Loan C Lender may reasonably request, certified by an appropriate governmental official or an Authorized Signatory if so requested; and

                                     (iv)    any and all fees which may be due
                        upon closing.

                              (b) The Administrative Agent and the Term Loan C Lenders shall have received evidence satisfactory to them that all Necessary Authorizations, including, without limitation, all necessary consents to the closing of this Term Loan C, have been obtained or made, are in full force and effect and are not subject to any pending or, to the knowledge of the Borrowers, threatened reversal or cancellation, and the Administrative Agent and the Term Loan C Lenders shall have received a certificate of an Authorized Signatory so stating.

Availability:            Term Loan C shall be available only after the
                         Administrative Agent shall have received evidence that all amounts under the existing Term Loan A, Term Loan B and the Revolving Loan Commitment are fully drawn.

Incremental Facility C
Maturity Date:           June 30, 2008

Repayment                Term Loan C shall amortize in equal quarterly
Schedule:                installments of 50.0% commencing on March 31, 2008,
                         with the balance due on the Maturity Date as shown above, based on a percentage of the principal balance outstanding under the Term Loan C on March 30, 2008.
                         Such amounts shall be repaid on the last day of each calendar quarter.

Interest Rate:           For all purposes under the Loan Agreement, the Term
                         Loan C shall accrue interest as set forth for the Loans under Section 2.3(f) of the Loan Agreement with the following Applicable Margins:

                                         Base Rate Advance     LIBOR Advance
                         Period          Applicable Margin     Applicable Margin
                         ------          -----------------     -----------------
                         Closing Date through
                         October 31, 2002          3.000%               4.000%

                         November 1, 2002 through
                         March 31, 2003            4.000%               5.000%

                         Thereafter. the Applicable Margins shall increase by 0.25% per quarter until the Term Loan C Loans are paid in full.

Facility Fees:           Commencing on April 1, 2003 and on the first day of
                         each calendar quarter thereafter, a facility fee shall be paid to the Term Loan C Lenders in an amount equal to 0.250% on the Term Loan C commitment. The Facility
                         Fee will be fully earned when due and non-refundable when paid.

Commitment Fee:          A commitment fee shall be paid to the Administrative
                         Agent for the account of each Term Loan C Lender in accordance with such Lender's applicable Commitment
                         Ratio for the Term Loan C based on the average unused
                         Term Loan C Commitment of such Lender for each day from the date hereof through and including the date on which the Term Loan C Commitment is cancelled in full at a rate of two percent (2.000%) per annum. Such commitment fee shall be computed on the basis of a year of 365/366 days for the actual number of days elapsed, shall be payable quarterly in arrears on the last Business Day of each calendar quarter, and shall be fully earned when due and non-refundable when paid.

Payments:                Payments of interest and principal shall, except to the
                         extent set forth herein, be payable in the same manner as payments for interest and principal of the Term
                         Loans under the Loan Agreement.

Mandatory Reduction/     (A)Debt Proceeds - 100.0% of the net proceeds from the
Repayment:                  -------------
                         sale of any public or private debt issuance shall be required to repay the Term Loan C and reduce the Term
                         Loan C commitment (to the extent that there are no Term
                         Loan C loans outstanding).

                         (B)Equity Proceeds - 100% of the net proceeds (other
                            ---------------
                         than (x) net proceeds in an amount not to exceed $2,000,000.00 in the aggregate after the Agreement Date from the sale or issuance of Capital Stock in connection with any employee stock option plan of such Person or (y) proceeds received from Capital Stock issued in connection with an Acquisition permitted hereunder) of the sale of any capital stock shall be required to repay the Term Loan C and to reduce the Term Loan C commitment (to the extent that there are no Term Loan C loans outstanding); provided, however, that
                                                         --------  -------
                         on or prior to April 30, 2002, if on the date of any sale of capital stock there are no loans outstanding under Term Loan C, the Term Loan C commitment shall not be reduced by up to $200,000,000 of the net proceeds received from such sale of capital stock.

                                  Schedule 3
                                  ----------

                                  Guarantors
                                  ----------

ATC Holding, Inc.

American Tower Corporation

ATC Operating, Inc.

OmniAmerica Holdings Corporation

CommSite International, Inc.

TeleCom Towers L.L.C.

ATC LP Inc.

ATS/PCS, LLC

OmniAmerica Towers, Inc.

South Atlantic Tower Corporation

OmniTower, Ltd.

American Tower PA LLC( f.k.a American Tower Texas) (f.k.a. ATC Financing LLC)

ATC Tower Services, Inc. (f.k.a. Specialty Constructors, Inc.)

Commsite Towers, Inc.

US Sitelease, Inc.

Prime Telecom Communications Co.

RFM Facilities Management LP

American Tower Management, Inc.

Maritime Telecommunications Network, Inc.

American Tower Trust #1

American Tower Trust #2

Flash Technology Corporation of America

Modern Technical Services, Inc.

Flash Technology International, Inc.

Kline Iron & Steel Company, Inc.

ATC (TV), Inc. (f.k.a. Tower Ventures, Inc.)

ATC (TV), LLC, (f.k.a Tower Ventures, LLC)

ATC Midwest, LLC

Verestar Networks, Inc., (f.k.a. InterPacket Networks, Inc.)

Verestar AG, fka Verestar GmBH

Interpacket Promoters India Limited (49%)

Interpacket (Singapore) Pte Limited

Interpacket Brazil Limitada

Interpacket de Argentina S.A. (99%)

Digital Seas International, Inc.

General Telecom, Inc.

Verestar International, Inc.

Unisite, Inc.

American Tower Delaware Corporation

Unistar Technologies, Inc.

Unisite Alpha, Inc.

National Wireless Infrastructure LP

Pisa Real Estate LLC

ATC South LLC

Digital Television Towers, Ltd.

Carolina Towers, Inc.

Site Advantage, Inc.

MHB Tower Rentals of America, LLC, fka Communisite Tower Rentals of America, LLC

ATC Mexico Holding Corp.

ATC MexHold, Inc.

ATC South America Holding Corp.

MTS Wireless Components (S) PTE, Ltd., a Singapore company

ATC International Holding Corp., (f.k.a American Tower International, Inc.) (f.k.a. ATC Broadcast GP, Inc.)

American Tower do Brazil, Ltd.